UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 06106
Pioneer Mid Cap Value Fund
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  October 31, 2020

Date of reporting period:  November 1, 2019 through October 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Mid Cap Value Fund
Annual Report | October 31, 2020

A: PCGRX	C: PCCGX	K: PMCKX	R: PCMRX	Y: PYCGX

Beginning in or after April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 1

President’s Letter
Dear Shareholders,
The new decade has arrived delivering a calendar year that will go down in the history books. The beginning of 2020 seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. As the fourth quarter of 2020 got underway, it appeared that the long-anticipated “second wave” of COVID-19 cases was occurring, both in some U.S. states and in Europe. In response, some governments began retightening restrictions on both business and personal activities.
However, as the fourth quarter continued, we began to read some encouraging news on the vaccine front, as multiple pharmaceutical companies announced successful clinical trials for their COVID-19 vaccinations and applied for emergency-use approval for the drugs with the Food and Drug Administration. Government officials followed up on the positive news by announcing that deployment of at least one of the vaccines to frontline workers could begin even before the end of this calendar year, with the potential for widespread distribution by mid-2021.
While there may finally be a light visible at the end of the pandemic tunnel as 2020 comes to a close, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter, and then recovering most of those losses throughout the following quarters. Despite the rebound, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news about the virus, from vaccines to spikes in the number of cases as well as rising hospitalization rates in some areas. In addition, the U.S. Presidential Election was in high gear as we entered the fourth quarter. This election contributed to the market volatility as investors pondered the possible outcomes and their potential effects on the economic outlook.
With the advent of COVID-19 last winter, we implemented our business continuity plan according to the new COVID-19 guidelines, and most of our employees have been working remotely since March. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
2 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

Since 1928, Amundi’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As 2020 has reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
December 18, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 3

Portfolio Management Discussion | 10/31/20
Domestic mid-cap stocks declined during the 12 months ended October 31, 2020. In the following interview, Timothy Stanish and Raymond Haddad discuss the factors that affected the performance of Pioneer Mid Cap Value Fund during the 12-month period ended October 31, 2020. Mr. Stanish, a vice president, a portfolio EVA (economic value added) analyst, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi)*, and Mr. Haddad, a vice president and a portfolio manager at Amundi, are responsible for the day-to-day management of the Fund.
Q How did the Fund perform during the 12-month period ended October 31, 2020?
A Pioneer Mid Cap Value Fund’s Class A shares returned -9.48% at net asset value during the 12-month period ended October 31, 2020, while the Fund’s benchmark, the Russell Midcap Value Index (the Russell Index), returned -6.94%. During the same period, the average return of the 416 mutual funds in Morningstar’s Mid-Cap Value Funds category was -10.02%.
Q How would you describe the investment environment for equities during the 12-month period ended October 31, 2020?
A The 12-month period featured nearly unprecedented volatility in the U.S. equity market. Early in the period, during the late fall of 2019, market sentiment received a boost from the signing of a trade agreement between the U.S. and China and a more favorable interest-rate policy from the U.S. Federal Reserve ("Fed"). Those factors combined to send domestic equities to record highs. However, after a good start to the new calendar year in January, the onset of the COVID-19 pandemic sent stocks sharply lower in mid-February and March 2020, as investors fled riskier assets in the wake of virus-containment measures enacted by governments at every level, including the shuttering of businesses deemed non-essential, which brought the global economy to a virtual standstill.
The Fed and the U.S. government responded to the crisis with aggressive monetary and fiscal policy measures aimed at bolstering both the economy and the financial markets. The stimulus efforts generated a sense of optimism among market participants that the economic effects of the pandemic, though severe, could possibly turn out to be short-lived. Markets then rallied throughout much of the second half of the 12-month period, as many U.S. businesses reopened, the U.S. economy showed
*  See Notes to Financial Statements Note 6.
4 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

signs of strength, and the Fed signaled that it would keep the federal funds rate’s target range at near zero for the foreseeable future. After reaching new highs in early September, market volatility increased on concerns about an uptick in COVID-19 case counts as well as uncertainty regarding the November U.S. presidential election.
Within the U.S. stock market, stocks of small- and mid-cap companies underperformed large-cap stocks by a significant margin over the 12-month period, reflecting investors' preference for the perceived stability of larger companies. Growth stocks significantly outperformed value stocks as well, extending a streak of outperformance for growth stocks that has now lasted for several years. Although growth stocks have historically struggled during periods of economic weakness, companies in growth sectors such as information technology actually outperformed over the past year, despite the shuttering of much of the global economy, as those sectors benefited greatly from the work-from-home and shop-from-home environments created by the pandemic. By contrast, stocks of companies in sectors traditionally viewed as defensive performed poorly over the period, despite their relatively attractive valuations.
Q How did you position the Fund’s portfolio during the 12-month period ended October 31, 2020, and how did the positioning affect performance relative to the Fund’s benchmark?
A We continued to emphasize holding stocks of what we view as higher-quality value companies in the portfolio during the 12-month period, in anticipation of slowing domestic economic growth, and with a preference for companies with below-average debt levels, above-average profits, and below-average earnings volatility. Cyclical economic factors have tended to play a less important role in the performance of those types of stocks, and the valuations of such companies have tended to hold up relatively well when considerable uncertainty has existed in the market environment. That strategy proved successful during the market pullback in February and March, as the Fund outperformed the Russell Index. However, the Fund’s positioning weighed on benchmark-relative returns throughout much of the remainder of the 12-month period as the stock market rebounded sharply after the initial COVID-19-related sell-off.
From a sector perspective, stock selection results as well as an underweight position in consumer staples were the most significant detractors from the Fund’s benchmark-relative performance over the 12-month period. Stock selection results in energy also detracted from relative returns, as did the Fund’s underweight allocation to, and stock selection within utilities.
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 5

The most significant positive contributors to the Fund’s relative performance from a sector-allocation standpoint during the 12-month period were the portfolio’s overweight positions in the materials, health care, and consumer discretionary sectors. Stock selection results in the real estate, industrials, and communication services sectors also contributed positively to the Fund’s benchmark-relative returns.
At the individual security level, the largest detractors from the Fund’s benchmark-relative performance during the 12-month period included positions in oil & gas exploration-and-production company Marathon Oil, diversified utility FirstEnergy, and specialty insurer Assured Guaranty. Unprecedented disruptions in the oil market during the period weighed on the performance of Marathon Oil, while FirstEnergy’s stock price fell significantly following allegations of a bribery scandal involving the utility's nuclear power plants in Ohio. Assured Guaranty was one of many insurers facing significant uncertainty regarding potential COVID-19-related insurance claims, which weighed on the stock’s performance over the 12-month period. Another performance detractor versus the Russell Index was our decision to avoid investing the Fund in gold miner Newmont. Not holding the stock hurt the Fund’s relative returns for the 12-month period as Newmont’s share price climbed sharply on rising prices for precious metals.
Individual portfolio holdings that performed notably well and aided the Fund’s benchmark-relative performance during the 12-month period included health care companies West Pharmaceutical Services and Hologic, as well as semiconductor manufacturer Lam Research. West Pharmaceutical's core medical packaging and drug-delivery products enjoyed continued high demand over the 12-month period, and the company also advanced COVID-19-related initiatives to generate new growth opportunities. Hologic’s share price climbed as the company's COVID-19 molecular testing platform received emergency-use authorization from the U.S. Food and Drug Administration. Finally, technology-testing specialist Lam Research saw steady growth during the period.
Q Did the Fund have any exposure to derivative securities during the 12-month period ended October 31, 2020?
A No, the Fund had no exposure to derivatives during the 12-month period.
Q What is your investment outlook, and how have you positioned the Fund with regard to that outlook for the coming fiscal year?
A As we look ahead to the remainder of 2020 and into 2021, we expect that continued fiscal and monetary stimulus may be necessary to support the economy. Despite the fact that most U.S. economic indicators have shown
6 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

improvement from the steep drop in activity caused by COVID-19 during the first and second quarters of 2020, there remains considerable uncertainty surrounding the trajectory of the economy.
We believe the approval and distribution of one or more COVID-19 vaccines would mark a key turning point for both the health crisis and the economy. Large-scale and successful deployment of vaccines could spur accelerating economic growth, especially in the sectors hit hardest by the COVID-19 situation. In our view, such a broadening of performance leadership beyond the higher-growth areas of the equity market could diminish the appeal of some stocks that currently have exceptionally high valuations, particularly those that have benefited from the work-from-home and shop-from-home trends brought about by the pandemic.
Conversely, we would anticipate that any delay in the approval and deployment of vaccines for COVID-19 could create downside risk by leading to increased government restrictions on social and business activities. While hospitalization and mortality rates have fallen in response to enhanced treatment protocols for the virus, the recent wave of new COVID-19 cases has already led to some reversals of the progress made towards returning both the business community and society at large to more normal conditions.
With regard to positioning, we have significantly increased the Fund's exposure to cyclical stocks – or shares of companies with more exposure to the ebbs and flows of the economic cycle – in anticipation of further stimulus measures, the reopening of previously closed sectors of the economy, and the drawdown of forced savings by consumers that have increased since March 2020. In addition, we believe there is still value to be found in the sectors that have been hit hardest by the spread of COVID-19.
In managing the Fund for the long run, we have remained committed to purchasing shares of what we view as high-quality companies, and we see a post-pandemic recovery in economic growth as likely to produce outperformance by traditional value stocks. We have continued to have confidence in our longer-term investment strategy of focusing on reasonably valued stocks of higher-quality companies, and we believe the strategy is well-suited to the economic and market conditions that we believe could prevail in the months and years to come.
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 7

Please refer to the Schedule of Investments on pages 18–23 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
8 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

Portfolio Summary | 10/31/20

Sector Distribution

(As a percentage of total investments)*

10 Largest Holdings

(As a percentage of total investments)*

1.	Trane Technologies PLC	3.01%
2.	Zimmer Biomet Holdings, Inc.	2.47
3.	Public Service Enterprise Group, Inc.	2.38
4.	PACCAR, Inc.	2.31
5.	Hologic, Inc.	2.29
6.	Best Buy Co., Inc.	2.28
7.	McKesson Corp.	2.25
8.	Celanese Corp.	2.24
9.	Lam Research Corp.	2.21
10.	Stanley Black & Decker, Inc.	2.05

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 9

Prices and Distributions | 10/31/20

Net Asset Value per Share

Class	10/31/20	10/31/19
A	$20.39	$22.77
C	$13.36	$15.01
K	$20.43	$22.82
R	$19.87	$22.18
Y	$22.19	$24.74

Distributions per Share: 11/1/19–10/31/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1746	$ —	$0.0752
C	$0.0508	$ —	$0.0752
K	$0.2597	$ —	$0.0752
R	$0.0829	$ —	$0.0752
Y	$0.2262	$ —	$0.0752

Index Definitions
The Russell Midcap Value Index is an unmanaged index that measures the performance of U.S. mid-cap value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 11–15.
10 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

Performance Update | 10/31/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Mid Cap Value Fund at public offering price during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2020)
	Net	Public	Russell
	Asset	Offering	Midcap
	Value	Price	Value
Period	(NAV)	(POP)	Index
10 years	6.58%	5.96%	9.40%
5 years	2.92	1.70	5.32
1 year	-9.48	-14.69	-6.94

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
1.06%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 11

Performance Update | 10/31/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2020)
			Russell
			Midcap
	If	If	Value
Period	Held	Redeemed	Index
10 years	5.69%	5.69%	9.40%
5 years	2.05	2.05	5.32
1 year	-10.25	-10.25	-6.94

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
1.94%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
12 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

Performance Update | 10/31/20	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2020)
	Net	Russell
	Asset	Midcap
	Value	Value
Period	(NAV)	Index
10 years	6.80%	9.40%
5 years	3.28	5.32
1 year	-9.17	-6.94

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
0.69%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on March 2, 2015, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on March 2, 2015, would have been higher than the performance shown. For the period beginning March 2, 2015, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 13

Performance Update | 10/31/20	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2020)
	Net	Russell
	Asset	Midcap
	Value	Value
Period	(NAV)	Index
10 years	6.19%	9.40%
5 years	2.50	5.32
1 year	-9.79	-6.94

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
1.47%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

Performance Update | 10/31/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Mid Cap Value Fund during the periods shown, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2020)
	Net	Russell
	Asset	Midcap
	Value	Value
Period	(NAV)	Index
10 years	6.91%	9.40%
5 years	3.18	5.32
1 year	-9.23	-6.94

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
0.82%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 15

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6

(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund
Based on actual returns from May 1, 2020 through October 31, 2020.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 5/1/20
Ending Account Value	$1,125.87	$1,120.89	$1,127.48	$1,123.83	$1,127.58
(after expenses) on
10/31/20
Expenses Paid	$5.77	$10.45	$3.85	$7.58	$4.33
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 1.08%, 1.96%, 0.72%, 1.42%, and 0.81% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).
16 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Mid Cap Value Fund
Based on a hypothetical 5% per year return before expenses, reflecting the period from May 1, 2020 through October 31, 2020.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,001.00	$1,000.00	$1,000.00
Value on 5/1/20
Ending Account Value	$1,019.71	$1,015.28	$1,021.52	$1,018.00	$1,021.06
(after expenses) on
10/31/20
Expenses Paid	$5.48	$9.93	$3.66	$7.20	$4.12
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 1.08%, 1.96%, 0.72%, 1.42%, and 0.81% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 17

Schedule of Investments | 10/31/20

Shares		Value
	UNAFFILIATED ISSUERS — 99.0%
	COMMON STOCKS — 99.0% of Net Assets
	Airlines — 0.6%
124,948	Delta Air Lines, Inc.	$ 3,828,406
	Total Airlines	$ 3,828,406
	Auto Components — 0.5%
85,675	BorgWarner, Inc.	$ 2,996,912
	Total Auto Components	$ 2,996,912
	Banks — 5.8%
385,707	Citizens Financial Group, Inc.	$ 10,510,516
248,733	East West Bancorp, Inc.	9,073,780
90,022	First Republic Bank	11,355,375
47,137	Signature Bank/New York NY	3,805,841
	Total Banks	$ 34,745,512
	Building Products — 3.0%
135,539	Trane Technologies PLC	$ 17,992,802
	Total Building Products	$ 17,992,802
	Capital Markets — 1.6%
64,313	Artisan Partners Asset Management, Inc.	$ 2,576,379
59,626	Nasdaq, Inc.	7,214,150
	Total Capital Markets	$ 9,790,529
	Chemicals — 7.7%
103,146	Albemarle Corp.	$ 9,614,239
117,775	Celanese Corp.	13,368,640
165,721	Chemours Co.	3,337,621
363,781	Huntsman Corp.	8,836,240
89,607	PPG Industries, Inc.	11,623,820
	Total Chemicals	$ 46,780,560
	Containers & Packaging — 2.0%
69,638	Ball Corp.	$ 6,197,782
38,334(a)	Crown Holdings, Inc.	3,289,057
192,133	Graphic Packaging Holding Co.	2,553,448
	Total Containers & Packaging	$ 12,040,287
	Electric Utilities — 3.5%
185,605	Avangrid, Inc.	$ 9,157,751
120,308	Entergy Corp.	12,177,576
	Total Electric Utilities	$ 21,335,327
	Electrical Equipment — 2.3%
88,693	Eaton Corp. Plc	$ 9,205,447
20,238	Rockwell Automation, Inc.	4,798,835
	Total Electrical Equipment	$ 14,004,282

The accompanying notes are an integral part of these financial statements.
18 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

Shares		Value
	Electronic Equipment, Instruments &
	Components — 3.9%
52,154	CDW Corp.	$ 6,394,080
193,234	Corning, Inc.	6,177,691
86,868	Dolby Laboratories, Inc.	6,522,049
41,021(a)	Keysight Technologies, Inc.	4,301,872
	Total Electronic Equipment, Instruments & Components	$ 23,395,692
	Energy Equipment & Services — 0.3%
132,715	Helmerich & Payne, Inc.	$ 1,973,472
	Total Energy Equipment & Services	$ 1,973,472
	Equity Real Estate Investment Trusts (REITs) — 12.3%
30,337	Alexandria Real Estate Equities, Inc.	$ 4,596,662
292,642	American Homes 4 Rent, Class A	8,272,989
111,621	Americold Realty Trust	4,044,029
62,223	Camden Property Trust	5,739,449
24,713	CoreSite Realty Corp.	2,949,744
239,913	Duke Realty Corp.	9,114,295
47,009	Extra Space Storage, Inc.	5,450,694
183,597	Healthpeak Properties, Inc.	4,951,611
48,173	Mid-America Apartment Communities, Inc.	5,618,417
99,116	Rayonier, Inc.	2,515,564
67,618	Safehold, Inc.	4,653,471
72,945	Sun Communities, Inc.	10,039,421
278,692	VICI Properties, Inc.	6,395,981
	Total Equity Real Estate Investment Trusts (REITs)	$ 74,342,327
	Food & Staples Retailing — 0.7%
76,986	Sysco Corp.	$ 4,258,096
	Total Food & Staples Retailing	$ 4,258,096
	Food Products — 0.4%
69,658	Kraft Heinz Co.	$ 2,130,838
	Total Food Products	$ 2,130,838
	Health Care Equipment & Supplies — 7.3%
198,815(a)	Hologic, Inc.	$ 13,682,448
37,437	STERIS PLC	6,633,462
33,089	West Pharmaceutical Services, Inc.	9,002,524
111,808	Zimmer Biomet Holdings, Inc.	14,769,837
	Total Health Care Equipment & Supplies	$ 44,088,271
	Health Care Providers & Services — 2.2%
91,333	McKesson Corp.	$ 13,470,704
	Total Health Care Providers & Services	$ 13,470,704

The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 19

Schedule of Investments | 10/31/20 (continued)

Shares		Value
	Hotels, Restaurants & Leisure — 3.7%
45,301	Darden Restaurants, Inc.	$ 4,164,068
62,036	Hilton Worldwide Holdings, Inc.	5,447,381
471,007	International Game Technology PLC	3,866,967
218,949	MGM Resorts International	4,503,781
263,944(a)	Norwegian Cruise Line Holdings, Ltd.	4,389,389
	Total Hotels, Restaurants & Leisure	$ 22,371,586
	Household Durables — 2.4%
86,674	Lennar Corp.	$ 6,087,115
45,975	Whirlpool Corp.	8,503,536
	Total Household Durables	$ 14,590,651
	Insurance — 6.4%
32,750	Assurant, Inc.	$ 4,073,117
223,550	Brown & Brown, Inc.	9,726,661
188,597	First American Financial Corp.	8,409,540
222,224	Hartford Financial Services Group, Inc.	8,560,068
484,457	Old Republic International Corp.	7,886,960
	Total Insurance	$ 38,656,346
	Internet & Direct Marketing Retail — 0.9%
58,406	Expedia, Inc.	$ 5,498,925
	Total Internet & Direct Marketing Retail	$ 5,498,925
	IT Services — 0.9%
72,665	Booz Allen Hamilton Holding Corp.	$ 5,704,202
	Total IT Services	$ 5,704,202
	Machinery — 8.2%
48,338	AGCO Corp.	$ 3,723,476
275,091(a)	Ingersoll Rand, Inc.	9,611,680
137,673	Otis Worldwide Corp.	8,436,601
161,934	PACCAR, Inc.	13,825,925
73,561	Stanley Black & Decker, Inc.	12,225,838
25,013	Timken Co.	1,493,276
	Total Machinery	$ 49,316,796
	Media — 0.6%
105,222(a)	Liberty Media Corp.-Liberty SiriusXM	$ 3,640,681
	Total Media	$ 3,640,681
	Metals & Mining — 1.4%
78,927	Reliance Steel & Aluminum Co.	$ 8,602,254
	Total Metals & Mining	$ 8,602,254

The accompanying notes are an integral part of these financial statements.
20 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

Shares		Value
Mortgage Real Estate Investment Trusts (REITs) — 0.6%
85,111	Hannon Armstrong Sustainable Infrastructure
	Capital, Inc.	$ 3,561,895
	Total Mortgage Real Estate Investment Trusts (REITs)	$ 3,561,895
Multiline Retail — 2.0%
58,181	Dollar General Corp.	$ 12,142,956
	Total Multiline Retail	$ 12,142,956
Multi-Utilities — 2.4%
244,819	Public Service Enterprise Group, Inc.	$ 14,236,225
	Total Multi-Utilities	$ 14,236,225
Oil, Gas & Consumable Fuels — 0.4%
75,205	Marathon Petroleum Corp.	$ 2,218,547
	Total Oil, Gas & Consumable Fuels	$ 2,218,547
Pharmaceuticals — 0.6%
86,688	Perrigo Co. PLC	$ 3,803,003
	Total Pharmaceuticals	$ 3,803,003
Road & Rail — 3.5%
99,651	JB Hunt Transport Services, Inc.	$ 12,131,513
50,534	Kansas City Southern	8,901,059
	Total Road & Rail	$ 21,032,572
Semiconductors & Semiconductor Equipment — 2.2%
38,697	Lam Research Corp.	$ 13,237,470
	Total Semiconductors & Semiconductor Equipment	$ 13,237,470
Software — 1.0%
67,165(a)	Manhattan Associates, Inc.	$ 5,742,608
	Total Software	$ 5,742,608
Specialty Retail — 5.9%
175,672(a)	AutoNation, Inc.	$ 9,965,873
122,002	Best Buy Co., Inc.	13,609,323
152,142	Foot Locker, Inc.	5,610,997
7,833(a)	O’Reilly Automotive, Inc.	3,419,888
129,492(a)	Urban Outfitters, Inc.	2,892,851
	Total Specialty Retail	$ 35,498,932

The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 21

Schedule of Investments | 10/31/20 (continued)

Shares		Value
	Textiles, Apparel & Luxury Goods — 1.8%
104,068	Columbia Sportswear Co.	$ 7,762,432
43,203	Ralph Lauren Corp.	2,888,121
	Total Textiles, Apparel & Luxury Goods	$ 10,650,553
	TOTAL COMMON STOCKS
	(Cost $511,323,925)	$597,680,219
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.0%
	(Cost $511,323,925)	$597,680,219
	OTHER ASSETS AND LIABILITIES — 1.0%	$ 6,242,868
	NET ASSETS — 100.0%	$603,923,087

REIT	Real Estate Investment Trust.
(a)	Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2020, aggregated $412,585,949 and $489,524,421, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2020, the Fund did not engage in any cross trade activity.
At October 31, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $512,638,429 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$111,100,478
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(26,058,688)
Net unrealized appreciation	$85,041,790

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
22 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

The following is a summary of the inputs used as of October 31, 2020, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$597,680,219	$—	$—	$597,680,219
Total Investments
in Securities	$597,680,219	$—	$—	$597,680,219

During the year ended October 31, 2020, there were no transfers between Levels 1, 2 and 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 23

Statement of Assets and Liabilities | 10/31/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $511,323,925)	$597,680,219
Cash	7,039,937
Receivables —
Investment securities sold	3,707,275
Fund shares sold	90,058
Dividends	349,840
Other assets	13,748
Total assets	$608,881,077
LIABILITIES:
Payables —
Investment securities purchased	$4,125,612
Fund shares repurchased	557,820
Distributions	1,535
Trustees’ fees	196
Due to affiliates	58,879
Accrued expenses	213,948
Total liabilities	$4,957,990
NET ASSETS:
Paid-in capital	$562,575,416
Distributable earnings	41,347,671
Net assets	$603,923,087
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $571,771,993/28,044,504 shares)	$20.39
Class C (based on $9,380,424/702,229 shares)	$13.36
Class K (based on $468,345/22,929 shares)	$20.43
Class R (based on $6,892,891/346,925 shares)	$19.87
Class Y (based on $15,409,434/694,515 shares)	$22.19
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $20.39 net asset value per share/100%-5.75%
maximum sales charge)	$21.63

The accompanying notes are an integral part of these financial statements.
24 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

Statement of Operations

FOR THE YEAR ENDED 10/31/20

INVESTMENT INCOME:
Dividends from unaffiliated issuers	$13,067,388
Interest from unaffiliated issuers	67,310
Total investment income		$13,134,698
EXPENSES:
Management fees
Basic Fee	$4,475,471
Performance adjustment	(574,697)
Administrative expense	297,155
Transfer agent fees
Class A	575,198
Class C	21,133
Class K	71
Class R	15,453
Class Y	18,650
Distribution fees
Class A	1,523,644
Class C	112,150
Class R	38,151
Shareowner communications expense	226,278
Custodian fees	18,884
Registration fees	107,200
Professional fees	74,154
Printing expense	64,620
Trustees’ fees	28,574
Insurance expense	2,424
Miscellaneous	65,258
Total expenses		$7,089,771
Net investment income		$6,044,927
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(47,590,307)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(30,210,660)
Net realized and unrealized gain (loss) on investments		$(77,800,967)
Net decrease in net assets resulting from operations		$(71,756,040)

The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 25

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	10/31/20	10/31/19
FROM OPERATIONS:
Net investment income (loss)	$6,044,927	$6,246,969
Net realized gain (loss) on investments	(47,590,307)	4,505,703
Change in net unrealized appreciation (depreciation)
on investments	(30,210,660)	76,554,873
Net increase (decrease) in net assets resulting
from operations	$(71,756,040)	$87,307,545
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.25 and $2.27 per share, respectively)	$(7,700,900)	$(71,479,959)
Class C ($0.13 and $2.09 per share, respectively)	(113,939)	(2,421,399)
Class K ($0.34 and $2.34 per share, respectively)	(22,868)	(174,867)
Class R ($0.16 and $2.16 per share, respectively)	(68,355)	(1,014,075)
Class Y ($0.31 and $2.32 per share, respectively)	(337,280)	(2,603,260)
Total distributions to shareowners	$(8,243,342)	$(77,693,560)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$22,696,201	$34,952,654
Reinvestment of distributions	7,883,986	74,559,317
Cost of shares repurchased	(110,159,480)	(123,934,221)
Net decrease in net assets resulting from Fund
share transactions	$(79,579,293)	$(14,422,250)
Net decrease in net assets	$(159,578,675)	$(4,808,265)
NET ASSETS:
Beginning of year	$763,501,762	$768,310,027
End of year	$603,923,087	$763,501,762

The accompanying notes are an integral part of these financial statements.
26 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/20	10/31/20	10/31/19	10/31/19
	Shares	Amount	Shares	Amount
Class A
Shares sold	745,173	$15,119,695	1,037,753	$21,819,895
Reinvestment of distributions	318,443	7,365,829	3,335,030	68,671,462
Less shares repurchased	(4,230,341)	(86,767,920)	(4,734,174)	(99,784,349)
Net decrease	(3,166,725)	$(64,282,396)	(361,391)	$(9,292,992)
Class C
Shares sold	111,134	$1,476,051	166,024	$2,237,380
Reinvestment of distributions	7,347	111,863	167,433	2,297,166
Less shares repurchased	(338,596)	(4,468,817)	(602,341)	(8,352,680)
Net decrease	(220,115)	$(2,880,903)	(268,884)	$(3,818,134)
Class K
Shares sold	27,157	$488,529	6,947	$146,316
Reinvestment of distributions	988	22,868	8,512	174,866
Less shares repurchased	(73,298)	(1,476,228)	(22,391)	(485,913)
Net decrease	(45,153)	$(964,831)	(6,932)	$(164,731)
Class R
Shares sold	50,614	$954,252	75,091	$1,527,705
Reinvestment of distributions	3,002	67,720	48,761	982,986
Less shares repurchased	(149,217)	(3,027,700)	(148,218)	(3,039,509)
Net decrease	(95,601)	$(2,005,728)	(24,366)	$(528,818)
Class Y
Shares sold	203,977	$4,657,674	427,851	$9,221,358
Reinvestment of distributions	12,567	315,706	109,120	2,432,837
Less shares repurchased	(642,760)	(14,418,815)	(545,987)	(12,271,770)
Net decrease	(426,216)	$(9,445,435)	(9,016)	$(617,575)

The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 27

Financial Highlights

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	10/31/20	10/31/19		10/31/18	10/31/17	10/31/16*
Class A
Net asset value, beginning of period	$22.77	$22.50		$26.27	$23.66	$25.30
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.19	$0.18		$0.16	$0.11	$0.12
Net realized and unrealized gain (loss) on investments	(2.32)	2.36		(1.82)	4.10	0.58
Net increase (decrease) from investment operations	$(2.13)	$2.54		$(1.66)	$4.21	$0.70
Distributions to shareowners:
Net investment income	$(0.17)	$(0.18)		$(0.09)	$(0.11)	$(0.08)
Net realized gain	(0.08)	(2.09)		(2.02)	(1.49)	(2.26)
Total distributions	$(0.25)	$(2.27)		$(2.11)	$(1.60)	$(2.34)
Net increase (decrease) in net asset value	$(2.38)	$0.27		$(3.77)	$2.61	$(1.64)
Net asset value, end of period	$20.39	$22.77		$22.50	$26.27	$23.66
Total return (b)	(9.48)%	12.44	%(c)	(7.05)%	18.56%	2.94%
Ratio of net expenses to average net assets	1.08%	1.06%		1.02%	1.04%	1.08%
Ratio of net investment income (loss) to average net assets	0.94%	0.85%		0.63%	0.43%	0.53%
Portfolio turnover rate	65%	94%		78%	58%	70%
Net assets, end of period (in thousands)	$571,772	$710,565		$710,468	$839,636	$791,576

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 12.34%.

The accompanying notes are an integral part of these financial statements.
28 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

	Year	Year		Year		Year	Year
	Ended	Ended		Ended		Ended	Ended
	10/31/20	10/31/19		10/31/18		10/31/17	10/31/16*
Class C
Net asset value, beginning of period	$15.01	$15.53		$18.82		$17.42	$19.29
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.01	$(0.00	)(b)	$(0.03)		$(0.07)	$(0.05	)(c)
Net realized and unrealized gain (loss) on investments	(1.53)	1.57		(1.24)		2.96	0.44
Net increase (decrease) from investment operations	$(1.52)	$1.57		$(1.27)		$2.89	$0.39
Distributions to shareowners:
Net investment income	$(0.05)	$—		$—		$—	$—
Net realized gain	(0.08)	(2.09)		(2.02)		(1.49)	(2.26)
Total distributions	$(0.13)	$(2.09)		$(2.02)		$(1.49)	$(2.26)
Net increase (decrease) in net asset value	$(1.65)	$(0.52)		$(3.29)		$1.40	$(1.87)
Net asset value, end of period	$13.36	$15.01		$15.53		$18.82	$17.42
Total return (d)	(10.25)%	11.40	%(e)	(7.77	)%(f)	17.55%	2.13%
Ratio of net expenses to average net assets	1.96%	1.94%		1.83%		1.87%	1.92%
Ratio of net investment income (loss) to average net assets	0.07%	(0.01)%		(0.15)%		(0.40)%	(0.30)%
Portfolio turnover rate	65%	94%		78%		58%	70%
Net assets, end of period (in thousands)	$9,380	$13,845		$18,495		$48,840	$51,641

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 per share.
(c)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations due to timing of the sales and repurchase of shares.
(d)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(e)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 11.31%.
(f)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2018, the total return would have been (7.82)%.

The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 29

Financial Highlights (continued)

	Year	Year		Year		Year	Year
	Ended	Ended		Ended		Ended	Ended
	10/31/20	10/31/19		10/31/18		10/31/17	10/31/16*
Class K
Net asset value, beginning of period	$22.82	$22.56		$26.34		$23.72	$25.37
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.26	$0.26		$0.21		$0.19	$0.21
Net realized and unrealized gain (loss) on investments	(2.31)	2.34		(1.79)		4.11	0.58
Net increase (decrease) from investment operations	$(2.05)	$2.60		$(1.58)		$4.30	$0.79
Distributions to shareowners:
Net investment income	$(0.26)	$(0.25)		$(0.18)		$(0.19)	$(0.18)
Net realized gain	(0.08)	(2.09)		(2.02)		(1.49)	(2.26)
Total distributions	$(0.34)	$(2.34)		$(2.20)		$(1.68)	$(2.44)
Net increase (decrease) in net asset value	$(2.39)	$0.26		$(3.78)		$2.62	$(1.65)
Net asset value, end of period	$20.43	$22.82		$22.56		$26.34	$23.72
Total return (b)	(9.17)%	12.83	%(c)	(6.75	)%(d)	18.98%	3.36%
Ratio of net expenses to average net assets	0.72%	0.69%		0.68%		0.68%	0.71%
Ratio of net investment income (loss) to average net assets	1.29%	1.23%		0.83%		0.74%	0.91%
Portfolio turnover rate	65%	94%		78%		58%	70%
Net assets, end of period (in thousands)	$468	$1,554		$1,693		$26,373	$12,693

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 12.76%.
(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2018, the total return would have been (6.80)%.

The accompanying notes are an integral part of these financial statements.
30 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	10/31/20	10/31/19		10/31/18	10/31/17	10/31/16*
Class R
Net asset value, beginning of period	$22.18	$21.94		$25.70	$23.18	$24.84
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.12	$0.09		$0.04	$0.00(b )	$0.03
Net realized and unrealized gain (loss) on investments	(2.27)	2.31		(1.78)	4.02	0.57
Net increase (decrease) from investment operations	$(2.15)	$2.40		$(1.74)	$4.02	$0.60
Distributions to shareowners:
Net investment income	$(0.08)	$(0.07)		$—	$(0.01)	$—
Net realized gain	(0.08)	(2.09)		(2.02)	(1.49)	(2.26)
Total distributions	$(0.16)	$(2.16)		$(2.02)	$(1.50)	$(2.26)
Net increase (decrease) in net asset value	$(2.31)	$0.24		$(3.76)	$2.52	$(1.66)
Net asset value, end of period	$19.87	$22.18		$21.94	$25.70	$23.18
Total return (c)	(9.79)%	11.97	%(d)	(7.50)%	18.11%	2.54%
Ratio of net expenses to average net assets	1.42%	1.47%		1.48%	1.46%	1.47%
Ratio of net investment income (loss) to average net assets	0.61%	0.45%		0.18%	0.02%	0.15%
Portfolio turnover rate	65%	94%		78%	58%	70%
Net assets, end of period (in thousands)	$6,893	$9,814		$10,244	$14,579	$15,462

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Amount rounds to less than $0.01 per share.
(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 11.87%.

The accompanying notes are an integral part of these financial statements.
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 31

Financial Highlights (continued)

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	10/31/20	10/31/19		10/31/18	10/31/17	10/31/16*
Class Y
Net asset value, beginning of period	$24.74	$24.26		$28.16	$25.25	$26.84
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.28	$0.25		$0.23	$0.18	$0.19
Net realized and unrealized gain (loss) on investments	(2.52)	2.55		(1.97)	4.38	0.63
Net increase (decrease) from investment operations	$(2.24)	$2.80		$(1.74)	$4.56	$0.82
Distributions to shareowners:
Net investment income	$(0.23)	$(0.23)		$(0.14)	$(0.16)	$(0.15)
Net realized gain	(0.08)	(2.09)		(2.02)	(1.49)	(2.26)
Total distributions	$(0.31)	$(2.32)		$(2.16)	$(1.65)	$(2.41)
Net increase (decrease) in net asset value	$(2.55)	$0.48		$(3.90)	$2.91	$(1.59)
Net asset value, end of period	$22.19	$24.74		$24.26	$28.16	$25.25
Total return (b)	(9.23)%	12.70	%(c)	(6.85)%	18.85%	3.23%
Ratio of net expenses to average net assets	0.81%	0.82%		0.78%	0.81%	0.82%
Ratio of net investment income (loss) to average net assets	1.25%	1.08%		0.88%	0.66%	0.79%
Portfolio turnover rate	65%	94%		78%	58%	70%
Net assets, end of period (in thousands)	$15,409	$27,724		$27,410	$39,423	$33,339

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	If the Fund had not recognized gains in settlement of class action lawsuits during the year ended October 31, 2019, the total return would have been 12.60%.

The accompanying notes are an integral part of these financial statements.
32 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

Notes to Financial Statements | 10/31/20
1. Organization and Significant Accounting Policies
Pioneer Mid Cap Value Fund (the “Fund”) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 33

impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
34 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At October 31, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 35

C.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded Real Estate Investment Trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
At October 31, 2020, the Fund was permitted to carry forward indefinitely $47,199,272 of short-term losses.
The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019, were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$5,724,260	$6,265,813
Long-term capital gain	2,519,082	71,427,747
Total	$8,243,342	$77,693,560

36 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2020:

2020
Distributable earnings/(losses):
Undistributed ordinary income	$3,505,153
Capital loss carryover	(47,199,272)
Net unrealized appreciation	85,041,790
Total	$41,347,671

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.
D.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $23,901 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2020.
E.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
F.    Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 37

experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
38 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.70% of the Fund’s average daily net assets up to $500 million, 0.65% on the next $500 million, 0.625% on the next $3 billion and 0.60% on the excess over $4 billion. The basic fee (fee before performance adjustment) can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund’s Class A shares as compared to the Russell Midcap Value Index. The performance comparison is made for a rolling 36-month period. In addition, the Adviser contractually limits any positive adjustment of the Fund’s management fee to 0.10% of the Fund’s average daily net assets on an annual basis (i.e., to a maximum management fee of 0.80% of average daily net assets after the performance adjustment). For the year ended October 31, 2020, the aggregate performance adjustment resulted in a decrease of $574,697 to the basic fee. For the year ended October 31, 2020 the net management fee was equivalent to 0.60% of the Fund’s average daily net assets.
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 39

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $29,772 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$213,350
Class C	8,236
Class K	129
Class R	1,325
Class Y	3,238
Total	$226,278

4. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets
40 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $29,107 in distribution fees payable to the Distributor at October 31, 2020.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2020, CDSCs in the amount of $3,010 were paid to the Distributor.
5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2020, the Fund had no borrowings under the credit facility.
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 41

6. Subsequent Event
On November 19, 2020, Amundi Pioneer Asset Management announced it will be rebranding the US business of Amundi as Amundi US effective January 1, 2021. The new brand identity will replace Amundi Pioneer, which was first adopted in July 2017 following the acquisition of Pioneer Investments by Amundi. In connection with these changes, Amundi Pioneer Asset Management. Inc., the investment adviser to the Pioneer funds, will change its name to Amundi Asset Management US, Inc. In addition, Amundi Pioneer Distributor, Inc., the Pioneer funds’ distributor, will change its name to Amundi Distributor US, Inc. The names of the Pioneer funds will not change in connection with this rebranding.
42 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and the Shareholders of
Pioneer Mid Cap Value Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Mid Cap Value Fund (the “Fund”), including the schedule of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended October 31, 2016 were audited by another independent registered public accounting firm whose report, dated December 23, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 43

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
December 18 , 2020
44 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

Additional Information (unaudited)
For the year ended October 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2020 form 1099-DIV.
The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 100.0%.
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 45

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements
46 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 47

Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer Mid Cap Value Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2020 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2020, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another
48 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 49

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted the impact of the Fund’s performance on the management fee paid by the Fund. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service
50 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 51

APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
52 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 53

Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (70)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology	Solutions, Inc. (investor
and Trustee	trustee is elected or	products for securities lending industry); and Senior Executive Vice	communications and securities
	earlier retirement	President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E.	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Baumgardner, Jr. (69)	Serves until a successor	Cromwell LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (63)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm) (2012-2018);
	trustee is elected or	Vice Chairman – The Dreyfus Corporation (2005 – 2018): Executive Vice
	earlier retirement	President Head of Product, BNY Mellon Investment Management
	or removal.	(2007-2012); Executive Director- Product Strategy, Mellon Asset Management
(2005-2007); Executive Vice President Head of Products, Marketing and
Client Service, Dreyfus Corporation (investment management firm)
(2000-2005); and Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

54 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Benjamin M. Friedman (76)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Lorraine H. Monchak (64)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company)
	until a successor trustee	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	is elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation
(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert,
Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (72)	Trustee since 1990.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); and President and Chief	Income Fund, Inc. (closed-end
	trustee is elected or	Executive Officer, Metric Financial Inc. (formerly known as Newbury Piret	investment company)
	earlier retirement	Company) (investment banking firm) (1981 – 2019)	(2004 – present); and Member,
	or removal.		Board of Governors, Investment
Company Institute (2000 – 2006)

Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 55

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Fred J. Ricciardi (73)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company services)	None
Trustee	Serves until a successor	(2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon
	or removal.	Overseas Investment Corp. (financial services) (2009 – 2012); Director,
Financial Models (technology) (2005-2007); Director, BNY Hamilton Funds,
Ireland (offshore investment companies) (2004-2007); Chairman/Director,
AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006);
and Chairman, BNY Alternative Investment Services, Inc. (financial services)
(2005-2007)

56 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (58)*	Trustee since 2017.	Director, CEO and President of Amundi Pioneer Asset Management USA,	None
Trustee, President and	Serves until a successor	Inc. (investment management firm) (since September 2014); Director, CEO
Chief Executive Officer	trustee is elected or	and President of Amundi Pioneer Asset Management, Inc. (since
	earlier retirement	September 2014); Director, CEO and President of Amundi Pioneer
	or removal	Distributor, Inc. (since September 2014); Director, CEO and President of
Amundi Pioneer Institutional Asset Management, Inc. (since September 2014);
Chair, Amundi Pioneer Asset Management USA, Inc., Amundi Pioneer
Distributor, Inc. and Amundi Pioneer Institutional Asset Management, Inc.
(September 2014 – 2018); Managing Director, Morgan Stanley Investment
Management (investment management firm) (2010 – 2013); Director of
Institutional Business, CEO of International, Eaton Vance Management
(investment management firm) (2005 – 2010); and Director of
Amundi USA, Inc. (since 2017)
Kenneth J. Taubes (62)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi Pioneer Asset Management USA, Inc.
	trustee is elected or	(investment management firm); Director and Executive Vice President and
	earlier retirement	Chief Investment Officer, U.S. of Amundi (since 2008); Executive Vice
	or removal	President and Chief Investment Officer, U.S. of Amundi Pioneer Institutional
Asset Management, Inc. (since 2009); Portfolio Manager of Amundi (since
1999); and Director of Amundi USA, Inc. (since 2017)

*  Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 57

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (55)	Since 2003. Serves at	Vice President and Associate General Counsel of Amundi since January	None
Secretary and Chief	the discretion of	2008; Secretary and Chief Legal Officer of all of the Pioneer Funds since
Legal Officer	the Board	June 2010; Assistant Secretary of all of the Pioneer Funds from September
2003 to May 2010; and Vice President and Senior Counsel of Amundi from
July 2002 to December 2007
Carol B. Hannigan (59)	Since 2010. Serves at	Fund Governance Director of Amundi since December 2006 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; Manager – Fund
	the Board	Governance of Amundi from December 2003 to November 2006; and
Senior Paralegal of Amundi from January 2000 to November 2003
Thomas Reyes (57)	Since 2010. Serves at	Assistant General Counsel of Amundi since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; and Counsel of Amundi
	the Board	from June 2007 to May 2013
Mark E. Bradley (60)	Since 2008. Serves at	Vice President – Fund Treasury of Amundi; Treasurer of all of the Pioneer	None
Treasurer and	the discretion of	Funds since March 2008; Deputy Treasurer of Amundi from March 2004 to
Chief Financial and	the Board	February 2008; and Assistant Treasurer of all of the Pioneer Funds from
Accounting Officer		March 2004 to February 2008
Luis I. Presutti (55)	Since 2000. Serves at	Director – Fund Treasury of Amundi; and Assistant Treasurer of all of the	None
Assistant Treasurer	the discretion of	Pioneer Funds
the Board
Gary Sullivan (62)	Since 2002. Serves at	Senior Manager – Fund Treasury of Amundi; and Assistant Treasurer of all	None
Assistant Treasurer	the discretion of	of the Pioneer Funds
the Board

58 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds
the Board
John Malone (48)	Since 2018. Serves at	Managing Director, Chief Compliance Officer of Amundi Pioneer Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Pioneer Institutional Asset Management, Inc.; and
	the Board	the Pioneer Funds since September 2018; and Chief Compliance Officer of
Amundi Pioneer Distributor, Inc. since January 2014.
Kelly O’Donnell (49)	Since 2006. Serves at	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money	the discretion of	Officer of all the Pioneer Funds since 2006
Laundering Officer	the Board

Pioneer Mid Cap Value Fund | Annual Report | 10/31/20 59

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60 Pioneer Mid Cap Value Fund | Annual Report | 10/31/20

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 19443-14-1220

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $23,460 payable to Ernst & Young LLP for the year ended October 31, 2020 and $23,000 for the year ended October 31, 2019.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2020 or 2019.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $8,189 and $8,028 during the fiscal years ended October 31, 2020 and 2019, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2020 or 2019.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund.  For the years ended October 31 2020 and 2019, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $8,189 and $8,028 during the fiscal years ended October 31, 2020 and 2019, respectively.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Mid Cap Value Fund

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 30, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 30, 2020

* Print the name and title of each signing officer under his or her signature.